ASSIGNMENT

         THIS ASSIGNMENT, made as of July 1, 2000, by and between CNL FUND ADVISORS, INC., a Florida corporation ("Assignor") and CNL APF PARTNERS, LP, a Delaware limited partnership ("Assignee").

                                   WITNESSETH:

         WHEREAS,   the  CNL  Investment   Company  entered  into  that  certain
Management Agreement dated September 13, 1993 with CNL Income Fund XIV, Ltd. ("Agreement"); and

         WHEREAS, CNL Investment Company assigned its rights, duties and obligations under the Agreement to CNL Income Fund Advisors, Inc. by Assignment dated January 1, 1995; and

         WHEREAS, CNL Income Fund Advisors, Inc. assigned its rights, duties and obligations under the Agreement to CNL Fund Advisors, Inc. by Assignment dated October 1, 1995; and

         WHEREAS, the Assignor desires to assign its rights, duties and obligations under the Agreement to Assignee, and Assignee desires to accept such assignment and assume Assignor's duties and obligations under the Agreement, as assigned.

         NOW, THEREFORE, the parties agree as follows:

1. Assignment. Assignor hereby assigns and transfers to Assignee, all of Assignor's rights, title and interest in, to, and under the Agreement as assigned. Any funds or property of CNL Income Fund XIV, Ltd. in Assignor's possession shall be, or have been, delivered to Assignee upon the full execution of this Assignment.

2. Acceptance and Assumption. Assignee hereby accepts the foregoing assignment and further hereby assumes and agrees to perform, from and after July 1, 2000, all duties, obligations and responsibilities of the property manager arising under the Agreement.

3.       Representations.

         (a)    Assignor hereby represents and warrants to Assignee:

                (i)     that the Agreement is in full force and effect;

                (ii) that Assignor has fully performed all of its duties under the Agreement through the date of this Assignment;

                (iii) that Assignor has no notice or knowledge of any claim, cost, or liability (other than as specifically contemplated under the Agreement, all of which have been satisfied or discharged) which arose under the Agreement or which may arise after the date hereof; and

                (iv)    that this  Assignment  has been duly  authorized  by all
                        requisite   corporate   action  and  has  been  properly
                        executed by a duly authorized officer of Assignor.

         (b) CNL Income Fund XIV, Ltd. hereby represents and warrants to Assignee that the Agreement is in full force and effect, and that no defaults or violations of such Agreement exist as of the date of this Assignment.

         IN WITNESS WHEREOF, this Assignment is executed the date above first written.

                           ASSIGNOR:

                           CNL FUND ADVISORS, INC., a Florida corporation

                           By:  /s/ MICHAEL I. WOOD
                              ------------------------------------------------
                                Michael I. Wood, Executive Vice President


                           ASSIGNEE:

                           CNL APF PARTNERS, LP, a Delaware limited partnership

                           BY: CNL APF GP Corp., a Delaware corporation, as its general partner

                                    By:  /s/ JAMES M. SENEFF, JR.
                                       ---------------------------------------
                                         James M. Seneff, Jr., President

                               CONSENT AND JOINDER

         CNL Income Fund XIV, Ltd. hereby consents to the foregoing Assignment and joins in such agreement for the purpose of making the representations set forth in subparagraph 3(b) thereof.

                       CNL Income Fund XIV, Ltd., a Florida limited partnership

                       BY: CNL REALTY CORPORATION, a Florida corporation, as General Partner

                             By: /s/ ROBERT A. BOURNE
                                 ------------------------------
                                 Robert A. Bourne, President


                       BY:  /s/ JAMES M. SENEFF, JR.
                            -----------------------------------
                            James M. Seneff, Jr., General Partner


                       BY:  /s/ ROBERT A. BOURNE
                            -----------------------------------
                            Robert A. Bourne, General Partner